UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 10, 2021

AMERICOLD REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway,	South Tower, Suite 600
Atlanta,	Georgia	30328
(Address of principal executive offices)		(Zip Code)
(678) 441-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	COLD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 – Entry into a Material Definitive Agreement

On December 10, 2021, Americold Realty Trust (the “Company”) and its subsidiary, Americold Realty Operating Partnership, L.P. (the “Operating Partnership”), and certain of the Operating Partnership’s subsidiaries entered into a Confirmation of Incremental Facilities Participation and Joinder Agreement with HSBC Bank USA, National Association (the “New Lender”), Bank of America, N.A., as administrative agent (the “Administrative Agent”), and the other lenders party thereto (collectively, the “Existing Lenders” and, together with the New Lender, the “Lenders”) (the “Incremental Confirmation”).

Pursuant to the Incremental Confirmation, (i) the New Lender became a party to that certain Credit Agreement, dated as of March 26, 2020 (as amended, the “Credit Agreement”); (ii) the Lenders increased their Commitments by $200 million in the aggregate, with $150 million allocated as an increase to the revolving credit facility (the “Incremental Revolving Increase”) and $50 million allocated as an increase to the term loan facility denominated in U.S. dollars (the “Incremental Term Loan Increase” and together with the Incremental Revolving Increase, collectively, the “Incremental Facilities”); (iii) Schedule 1.1A to the Credit Agreement was amended and restated to reflect the Incremental Facilities; and (iv) The Huntington National Bank and PNC Bank, National Association will each become a documentation agent under the Credit Agreement.

The Incremental Confirmation does not otherwise modify the terms of the Credit Agreement. For a description of the Credit Agreement, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2020, which description is incorporated herein by reference.

The above summary of the Incremental Confirmation does not purport to be complete and is qualified in its entirety by reference to the full text of the Incremental Confirmation, a copy of which is included herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Confirmation of Incremental Facilities Participation and Joinder Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XRBL document).

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 16, 2021

AMERICOLD REALTY TRUST

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer and Executive Vice President